Pulse Biosciences®



Investor Presentation

January 2024

Forward Looking Statements

All statements in this presentation that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company's nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company's expected product development efforts, statements concerning the Company's future regulatory strategies and possible government clearances and approvals, statements concerning the Company's future commercial plans, such as the possible launch of two revenue-generating nsPFA products in 2024, statements concerning customer adoption and future use of the CellFX System to address a range of conditions such as atrial fibrillation and benign thyroid nodules, statements about the Company's future financing opportunities and operating expenses, and Pulse Biosciences' expectations, whether stated or implied, regarding whether the Company's nsPFA technology will become a disruptive treatment option for treating cardiac arrhythmias, benign thyroid nodules or any other medical condition and whether future clinical studies will show the CellFX System is safe and effective to treat any medical condition, and other future events. These statements are not historical facts but rather are based on the Company's current expectations, estimates, and projections regarding its business, operations and other similar or related factors. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences' control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company's filings with the U.S. Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this presentation to reflect events or circumstances in the future, even if new information becomes available.



Powering the next generation in bioelectric medicine with **Nanosecond Pulsed Field Ablation** technology.

Proven Leadership Team



Kevin Danahy
Chief Executive Officer & President

Medtronic | Johnson & Johnson | ZIMMER BIOMET | INTUITIVE



Darrin Uecker
Chief Technology Officer & Director

gynesonics | computermotion



Mitch Levinson
Chief Strategy Officer

thermage | coolsculpting by ZELTIQ | NELLCOR

Renowned Scientific Expertise



Dr. Gan Dunnington
Chief Medical Officer
Adventist Health



Dr. Niv Ad
Chief Science Officer, Cardiac Surgery
Adventist HealthCare

Established Board of Outside Directors



Robert (Bob) W. Duggan
Executive Chairman of the Board of Directors



Richard van den Broek
Director



Manmeet S. Soni
Director



Mahkam "Maky" Zanganeh, DDS
Director



Shelley D. Spray
Director

Accelerated Clinical Progress with CellFX nsPFA Devices

Recently Achieved Milestones and Upcoming Clinical Timelines

	November 2023	December 2023	January 2024	February 2024
Cardiac Clamp (AF)		FDA 510(K) submission		
Cardiac Catheter (AF)		Initial enrollment of 5 subjects in first-in-human AF study	Additional subjects to be treated in first-in-human AF study	Presentation of first patients from feasibility study at AF Symposium
Percutaneous Electrode (thyroid)	FDA 510(K) submission		Additional subjects to be treated in thyroid study	Podium presentation update on thyroid clinical study at NASIT

Pulse Biosciences

Positioned to Unlock the $8 Billion Cardiac Atrial Fibrillation (AF) Market

Powering the next generation in bioelectric medicine with **Nanosecond Pulsed Field Ablation (nsPFA)** Technology

Proprietary Technology

Only company bringing novel Nanosecond Pulsed Field Ablation (nsPFA) technology to the health care of patients



Novel AF nsPFA Devices

nsPFA enabled applicators deliver highly differentiated value in the treatment of AF



Robust Patent Portfolio

Surrounding the technology, devices, and use of nsPFA

148

issued patents globally owned & licensed

+103

Patent Pending Applications

Broad Medical Device Expertise

Development expertise across many disciplines

Addressing the Entirety of the Growing AF Market

Global Atrial Fibrillation (AF) Disease State:

>$8B

Electrophysiology Market

Market Growing at 10-15% CAGR[2]

AF Patients 2019:
~43M Global[1]

Expected 2050:
~72M Global[1]

Surgical Ablation

Potential to address 2M annual open-heart procedures by closing the technology gap



Catheter Ablation

>1M Catheter Ablations Performed Per Year

The same nsPFA energy can be utilized through a programmatic approach to have significant impact across both surgical and catheter-based market segments.

1. Prevalence Data: Institute for Health Metrics and Evaluation (IHME). Global Health Data Exchange. Seattle, WA: IHME, University of Washington. Available at http://ghdx.healthdata.org/gbd-results-tool. Location: Countries, Year: 2019, Context: cause, Age: all ages, Metric: number, Measure: prevalence, Sex: both, Cause: B.2.8. Atrial fibrillation and flutter. (Accessed August 24, 2021)
2. Wong CX, Brown A, Tse HF, et al. Epidemiology of Atrial Fibrillation: The Australian and Asia-Pacific Perspective. Heart Lung Circ. 2017;26(9):870-879
3. Wolfe AF Symposium Report 2023
4. Oppenheimer Report 2020

Pulse Biosciences

Differentiated Properties of nsPFA Energy Pulses

Nanosecond pulses can be **~500 times shorter** than microsecond pulses

As a result, nsPFA can require **~20 times less energy** to ablate cardiac tissue



Pulse Biosciences
nsPFA uses a nanosecond pulse of higher amplitude and significantly shorter duration
Standard PFA devices coming to market use RF-Style designs and off-the-shelf generators that are not designed specifically for cardiac PFA applications
Standard PFA uses longer, low amplitude pulses resulting in high total energy delivery
Pulse Amplitude
Pulse Duration

Advantages of nsPFA Technology

Catheter and clamp devices designed to improve patient outcomes

Novel Energy Modality

+

Devices that Leverage the Energy

Differentiated Clinical Results

Eliminating the substantial tradeoff between safety and efficacy

CellFX nsPFA cardiac ablation catheter:

- Precisely focused, circumferential ablation targeted for pulmonary vein isolation **in a single 5 second** application with CellFX nsPFA
- Mitigates need for repeated repositioning and treating

CellFX nsPFA cardiac ablation clamp:

- Consistency in achieving continuous linear transmural ablations in **1.25 seconds**, independent of tissue type or thickness
- ~1/20th of the time it takes for radiofrequency ablation

Pulse Biosciences

Open Surgical Delivery of nsPFA Energy – Cardiac Ablation




Bipolar Clamp




Clamp
Electrodes[1]

- A nonthermal cardiac ablation clamp capable of complete transmural ablations in **under 3 seconds**
- Initial preclinical studies have demonstrated **speed, precision and transmurality up to ~25mm between electrodes**
- Collaborating with top institutions and physicians in pursuit of **regulatory clearance**
- **Fundamental IP** for nsPFA energy in cardiac ablation

Pulse Biosciences

1) 2-Day Histology: Gomori trichrome stain showing treated tissue through the left atrial appendage in a porcine model

Cardiac Clamp Strategic Opportunity

High Strategic Value

1. Fast and Easy Market Entry
2. nsPFA Superior Product Offering
3. Ability to **Prove Effectiveness for AF** Prior to Catheter Launch
4. Provides Complete Solution
5. Sizable Revenue Opportunity Prior to Catheter Launch

Global Market Overview[2]

Total AF Surgical Market 2022 >$250M[1,2]


AtriCure
55%
$158M[1]
2022 AtriCure Surgical AF Revenue
Medtronic
30%
Other Smaller Players
15%

1) AtriCure 2022 Annual Report 2) Oppenheimer Market Research 2020

Catheter Delivery of nsPFA Energy – Cardiac Ablation



nsPFA Generator Platform



Proprietary nsPFA-Optimized
Catheter Design



2-Day Endocardial Surface
~5cm Diameter

- Circumferential ablation catheter enabled by nsPFA energy for single-shot PVI ablation
- Reduced muscle spasm and nerve capture due to short duration nsPFA pulses
- No thermal injury due to lower energy of nsPFA pulses
- Preclinical data demonstrating safe, fast and effective ablations

nsPFA Preclinical Evidence Supporting Safety, Tolerability and Effectiveness

Tolerance/Effectiveness



nsPFA can create clinically relevant circumferential wide lesions with minimal phrenic muscular stimulation.

Nanosecond Pulsed Field Ablation: Demonstration of Halo-Shaped Lesions with a Novel Multielectrode System: Initial Preclinical Experience (Jacob S Koruth MD, et al.)

Tolerance/Safety



nsPFA can create clinically relevant deep and wide lesions, which did not demonstrate any evidence of thermal injury and delivery was associated with only mild muscle and nerve stimulation.

Creating Deep Ventricular Lesions with Nanosecond Pulsed Field Ablation: Pathological and Imaging Insights from Preclinical Evaluation (Iwanari Kawamura MD, et al)

Tolerance/Effectiveness



This electron microscopy study demonstrates significant rapid disappearance of myocytes after PFA (~ 1 hour). The cell membrane structure and organelle structure progressively deteriorate by 4 hours post ablation.

Electron Microscopic Insights from An Acute Pulsed Field Myocardial Lesion (Iwanari Kawamura MD, et al)

Pulse Biosciences' proprietary Nanosecond Pulsed Field Ablation™ (nsPFA™) Technology was recently featured in multiple presentations at the 2023 Heart Rhythm Society Meeting (HRS 2023)

Application Milestones for Treatment of AF

Recently Accelerated Development Timelines

2024 | 2025 | 2026

Surgical Application



- FDA submission/Clearance
- Pilot Launch
- Surgical Launch

Catheter Application



- First-In-Human Study Dec – 1Q24
- Clinical Trials

Versatile Generator Platform Delivers nsPFA Across the Anatomy

Enables rapid development of new applications

Thyroid

- Completed phase 1 enrollment of study, phase 2 in progress
- Preclinical and clinical data demonstrating safety to collateral structures including nerves, vessels, trachea & esophagus.
- Rapid ablation of thyroid tissue
  - < 10 seconds per cc of treated tissue
- Single treatment efficacy with evidence of 100% clearance within ablation zone in less than 90 days





FDA 510k submission
filed November 2023

Robust IP Portfolio

Wide and deep IP coverage of nsPFA energy & system

148

issued patents globally owned & licensed

+103

Patent Pending Applications

Patent Portfolio 2024

Multipronged Patent Strategy

- Pioneering IP for the use of nanosecond pulses in medicine
- Covering methods and tools for the application of nanosecond pulses in biology
- Continued development and patent filings covering systems, applications, and methods of combining nanosecond pulsing with other biological technologies and agents

Pulse Biosciences®

Expect to be revenue-generating with 2 of 3 product lines in 2024

CellFX nsPFA cardiac ablation clamp – filed FDA 510(k) submission December 2023 with plans to commercialize following clearance

CellFX nsPFA cardiac ablation catheter – commenced first-in-human catheter ablation feasibility study in December 2023 with plans to expand enrollment

CellFX nsPFA percutaneous electrode – filed FDA 510(k) submission in November with plans to commercialize following clearance